UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2025 (February 5, 2025)

AGAPE ATP CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-41835	36-4838886
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1705 – 1708, Level 17, Tower 2, Faber Towers, Jalan Desa Bahagia,

Taman Desa, Kuala Lumpur, Malaysia 58100

(Address of principal executive offices) (Zip Code)

+(60) 192230099

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATPC	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 5, 2025, Agape ATP Corporation. (the “Company”) held its 2025 Special Meeting of Stockholders (the “Special Meeting”). All capitalized terms used herein will have the meanings set forth in the Definitive Proxy Statement Schedule 14A dated January 22, 2025 (the “Definitive Proxy Statement”). Two items of business were acted upon by the Company’s stockholders at the Special Meeting, each of which was approved by the shareholders.

1. Approval, for an amendment to the Company’s Articles of Incorporation, as amended to date, to increase the number of authorized shares of common stock from 50,000,000 to 500,000,000 and to conform the Articles of Incorporation to the Company’s Bylaws. The voting results were as follows:

For	Against	Abstain
1,606,668	41,742	1,108

2. Approval, for purposes of Nasdaq listing rule 5635(a), of the issuance by the Company of that number of shares of Company common stock, par value $0.0001 per share that would cause the Regulation S Investors, in aggregate, to beneficially own twenty percent or more of the Common Stock or voting power of the Company, through their purchase, in aggregate, of up to 46,000,000 shares of Common Stock (the “Subscription Shares”), or approximately 92% of the issued and outstanding shares of the Company following the closing of the transaction. The Subscription Shares are to be issued pursuant to the terms of certain subscription agreements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 902 of Regulation S promulgated thereunder as set forth in those certain securities subscription agreements as set forth in the Definitive Proxy Statement. The voting results were as follows:

For	Against	Abstain
1,612,175	36,211	1,132

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description
3.1	Certificate of Change filed with the Secretary of State of the State of Nevada on February 6, 2025.
3.2	Certificate of Amendment filed with the Secretary of State of the State of Nevada on February 6, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGAPE ATP CORPORATION

Date: February 10, 2025	By:	/s/ How Kok Choong
	Name:	How Kok Choong
	Title:	Chief Executive Officer, President, Director, Secretary and Treasurer

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